Exhibit 99.1

List of Reporting Owners and Signature Page

Name of designated filer: Warburg Pincus & Co.

Other joint filers: Warburg Pincus Private Equity XI-C, L.P., Warburg Pincus (Cayman) XI, L.P., Warburg Pincus XI-C, LLC, Warburg Pincus Partners II (Cayman), L.P., Warburg Pincus (Bermuda) Private Equity GP Ltd., Warburg Pincus LLC, Warburg Pincus Partners GP LLC.

Address for each joint filer is: c/o Warburg Pincus & Co., 450 Lexington Avenue, New York, New York 10017

Issuer Name and Ticker or Trading Symbol: Sotera Health Co [SHC]

WARBURG PINCUS & CO.

By:	/s/ Harsha G. Marti	03/06/2024
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS PRIVATE EQUITY XI-C, L.P.

By:	Warburg Pincus (Cayman) XI, L.P., its general partner
By:	Warburg Pincus XI-C, LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner
By:	/s/ Harsha G. Marti	03/06/2024
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner
WARBURG PINCUS (CAYMAN) XI, L.P.

By:	Warburg Pincus XI-C, LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner
By:	/s/ Harsha G. Marti	03/06/2024
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS XI-C, LLC

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner
By:	/s/ Harsha G. Marti	03/06/2024
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS PARTNERS II (CAYMAN), L.P.

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner
By:	/s/ Harsha G. Marti	03/06/2024
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY GP LTD.
By:	/s/ Harsha G. Marti	03/06/2024
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner
WARBURG PINCUS LLC

By:	/s/ Harsha G. Marti	03/06/2024
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS PARTNERS GP, LLC

By:	Warburg Pincus & Co., its managing member
By:	/s/ Harsha G. Marti	03/06/2024
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner